Exhibit 99.1

GSI Group, Inc. Announces Reverse Stock Split and NASDAQ Listing Application

BEDFORD, Mass., December 29, 2010 – GSI Group Inc. (Pink Sheets: LASR.PK) (the “Company” or “GSI”) announced that the 1 for 3 reverse stock split previously approved by the Company’s Board of Directors and shareholders became effective today at the open of business. Following the reverse stock split, the Company has approximately 33.3 million common shares issued and outstanding. The Company’s common shares will trade under the symbol “LASRD.PK” for the next 20 days and will revert to “LASR.PK” thereafter. The Company also announced that it has filed an application to list its common shares on the NASDAQ Global Market and currently expects that NASDAQ will make a decision on the Company’s application by the end of January 2011. The Company’s common shares will continue to be quoted on Pink OTC Markets Inc. until such time as the shares may be listed on the NASDAQ Global Market, if the Company’s application is approved by NASDAQ, or another securities exchange.

About GSI Group Inc.

GSI Group Inc. supplies precision technology to the global medical, electronics, and industrial markets and semiconductor systems. GSI Group Inc.’s common shares are quoted on Pink OTC Markets Inc. (LASR.PK).

More information about GSI is available on the company’s website at www.gsig.com.

Safe Harbor and Forward Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “plan,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to: the trading symbol of the Company’s common shares; the timing of a decision by NASDAQ on the Company’s listing application; any possible approval by NASDAQ of the Company’s listing application; and other statements that are not historical facts.

These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements, including, but not limited to, the following: the potential adverse impact of the Company’s recently completed Chapter 11 bankruptcy proceedings on the Company’s business, financial condition or results of operations; the potential adverse impact of the SEC’s formal investigation relating to its review of the Company’s accounting practices and the restatement of the Company’s historical consolidated financial statements; the highly unpredictable nature of the semiconductor and electronics materials processing industry; the Company’s ability to manage its significant indebtedness in light of current economic and business conditions; the Company’s ability to grow and increase profitability; the Company’s ability to quickly increase manufacturing capacity and promptly respond to fluctuating product demands; the Company’s need to invest in research and development; the Company’s ability to develop and deliver new competitive technology and enhancements and customer acceptance thereof; the effects of competition; the Company’s ability to identify and hire permanent senior management; the Company’s failure to identify and manage weaknesses in internal controls; the Company’s ability to file timely with the SEC in the future; and the Company’s ability to convert bookings and backlog into shipments or revenue, as they are subject to termination or cancellation under certain circumstances. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Current Report on Form 8-K filed on June 4, 2010, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Such statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

For more information contact:

GSI Group Investor Relations

Telephone: (781) 266-5137

Email: InvestorRelations@gsig.com